UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number   811-23603

The Alger ETF Trust

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER ETF TRUST

ALGER 35 ETF
ALGER MID CAP 40 ETF

SEMI-ANNUAL REPORT

JUNE 30, 2022 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

The Alger ETF Trust

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian's products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

Shareholders’ Letter (Unaudited)	June 30, 2022

Dear Shareholders,

Many Investors Shun Powerful Wealth Creator

In 1924, economist John Maynard Keynes wrote that companies that reinvest profits can create “an element of compound interest operating in favour of a sound industrial investment.” At Alger, we believe reinvesting profits and producing compounding earnings growth is a powerful wealth creator. To that end, we seek companies that we believe have strong potential for compounding earnings growth, and we seek to avoid cyclical companies, including “short-duration” companies, or businesses with high current earnings that return most of their profits to shareholders. In most instances, these companies, in our view, have little or no potential for future long-term earnings growth.

As Warren Buffett has observed, investors “occasionally do crazy things,” which can create opportunities for investors who “disregard mob fears or enthusiasms….and focus on a few simple fundamentals.” We believe recent concerns about interest rates, inflation and valuations have caused many investors to act irrationally by focusing on cyclical short- duration companies while shunning the “sound industrial investment” identified by Keynes. Some of these same investors are so focused on current cash flows or income that they may be overlooking the potential for companies that are gaining market share at very fast rates but have not yet scaled their businesses to exhibit strong profitability.

Setting the Stage for a Difficult Six-Month Period

The recent trend of investors rejecting the appeal of long-term earnings growth, in our view, played a major role in the disappointing performance during the fiscal six-month period ended June 30, 2022. The fiscal period included a dramatic rotation by many investors who appeared to have sought instant gratification by favoring companies with high current earnings. It is our view that this rotation was initially fueled by rising interest rates, causing investors to question whether equity valuations were too high, and has more recently been propelled by risk aversion and recession fears.

These concerns were supported by the following developments:

•	Rising interest rates on the back of inflation fears.

•
Data appeared to validate inflation concerns. After hitting a 6.8% year-over- year increase (or increase during the past 12-month period) in November 2021, and increasing each subsequent month, the Consumer Price Index hit 9.1% in June 2022.

•	Negative real personal income growth in the first half of 2022, along with a weakening of the employment market as indicated by rising jobless claims since April 2022.

•
In response to rising inflation, the Federal Reserve Board (the “Fed”) raised the federal funds rate by 25 basis points (“bps”) in March 2022, its first hike since cutting the rate to zero in 2020. Furthermore, it bumped rates up by 50bps in May and 75bps in June. Fears that rate hikes could eventually spark a recession have also weighed upon investor sentiment.

Interest Rates Initially Support Rotation Away from Quality

The rotation to short-duration companies was also partially supported by investors reacting to higher interest rates in a fairly typical fashion—they adjusted their cash flow modeling by increasing the rate at which they discount future cash flows back to the present, thereby lowering the value of long-duration companies. This process is similar to how long-term bonds are impacted by rising rates more than short-term bonds.

The Fed rate hikes, combined with growing concerns that economic growth may be weakening, eventually sparked a reversal in investors’ preference for value stocks, which started on May 24, 2022. From that date until June 30, 2022, the Russell 3000 Growth Index declined 3.44%, outperforming the 5.80% decline of the Russell 3000 Value Index. The strong relative performance of value stocks earlier in the year, however, resulted in the Russell 3000 Value Index’s -13.1% return substantially outperforming the -28.2% return of the Russell 3000 Growth Index.

Not Just Growth, But High-Quality Growth, Underperforms

Many small cap growth companies may exhibit little or no current earnings, while maintaining strong potential for significant sales and earnings growth. Within the Russell 2000 Growth Index, for example, we believe many Healthcare companies are high-quality businesses even though they may not be currently generating profits due to their investments in new initiatives, among other things. However, their products or potential products can have high gross margins and potential for capturing market share. We believe, as a result of investors dismissing the appeal of potential earnings growth, the Healthcare sector was one of the worst performing sectors within the small cap growth category. From a broader perspective, sectors that generally consist of companies that provide dividends and appear to be less susceptible to inflation, such as Energy and Consumer Staples, tended to outperform their benchmarks.

Irrational Behavior Creates Opportunity

As a result of investors’ rotation out of long duration companies, growth equities, we believe, are trading at attractive valuations. Notably, the Russell 2000 Growth Index price-to- earnings (P/E) ratio based on the consensus of 12-month earnings estimates from analysts at financial services firms and provided by FactSet declined from 31x to approximately 21x during the six-month fiscal reporting period, while the Russell 1000 Growth Index declined from 44x to 23x.

Navigating Fed Rate Hikes

Investors who are concerned about monetary policy may want to consider that, historically, the later phases of monetary tightening periods have been accompanied by growth equities outperforming value equities. The six-month period starting approximately three months after the beginning of Fed tightening cycles initiated in 1994, 1999, 2004 and 2015 illustrate this point. Based on the returns of the Russell 3000 Growth and Russell 3000 Value indices, the median outperformance of growth companies during those periods was 400bps. During later phases of such rate hike periods, economic growth has typically slowed, so investors may be more willing to pay a premium for companies that can increase their earnings.

Chasing Yield

Yield hungry investors, furthermore, may want to broaden their search for income beyond dividends. For example, during the 12-month period ended March 31, 2022, the value of S&P 500 Index company share buybacks reached $985 billion, compared to only $525 billion for dividends. Buybacks reduce the number of shares outstanding at companies, effectively increasing the value of remaining shareholders’ interests. Because investors can choose when to sell their shares, they have discretion over when to realize the effective return of capital as capital gains. This can make share repurchases more tax efficient than dividends. We also believe that innovative companies that are growing by capturing market share may be candidates for share buyback programs. As they grow their sales and earnings, they may accumulate a cash “war chest” for buying back their shares.

Going Forward

We continue to believe that unprecedented levels of innovation, such as healthcare advancements in genetic science, and digital technologies including artificial intelligence, ecommerce, the metaverse, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than take short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters Alger 35 ETF
For the fiscal six-month period ended June 30, 2022, the share price (market price) of the Alger 35 ETF returned -30.88% and the net asset value returned -30.78% compared to the
-19.96% return of the Fund’s benchmark, the S&P 500 Index. During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Consumer Discretionary and Materials sectors contributed to relative performance. Among individual positions, 908 Devices Inc.; Diamondback Energy, Inc.; Palo Alto Networks, Inc.; Vail  Resorts, Inc.; and Alibaba Group Holding Ltd. Sponsored ADR  were among the top contributors to absolute performance. Diamondback Energy is an independent oil and natural gas company focused on the acquisition, development, exploration and exploitation of onshore oil and natural gas reserves in the Permian Basin in West Texas. This basin, which is one of the major producing basins in the United States, is characterized by an extensive production history, a favorable operating environment, mature infrastructure, long reserve life, multiple producing horizons, enhanced recovery potential and a large number of operators. Diamondback performed strongly as the continued rise in crude oil price drove higher revenues, profits and cash flow generation.

Detractors from Performance

The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance. Among individual positions, Shopify, Inc. Class A; Applied Materials, Inc.; Amazon.com, Inc.; Apple Inc.; and Advanced Micro Devices, Inc. were among the top detractors from absolute performance. Shopify provides a full-service, cloud-based software platform for small and medium-sized businesses to establish and conduct e-commerce. Shopify enables merchants to run their businesses across a multitude of channels by facilitating merchants’ ability to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. We believe Shopify is an innovation led technology company realizing high unit volume growth as it benefits from the positive dynamic change of consumer adoption of e-commerce. Shopify’s share price declined after the company announced plans to reinvest gross profits into research and development, hire more engineers and salespeople and introduce new marketing programs in order to expedite the realization of what it believes are its growth opportunities. The level of investment was more than many investors had contemplated.

Alger Mid Cap 40 ETF

For  the fiscal six-month period ended June 30, 2022, the share price (market price) of    the Alger Mid Cap 40 ETF generated a -34.78% return and the net asset value generated   a -35.65% return compared to the -31.00% return of the Fund’s benchmark, the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Information Technology.

Contributors to Performance

The Information Technology and Real Estate sectors contributed to relative performance. Regarding individual positions, Seagen, Inc.; Grocery Outlet Holding Corp.; CF Industries Holdings, Inc., Alkermes Plc; and Expedia Group, Inc. were among the top contributors to absolute performance. Seagen is an emerging multi-product, global biotechnology company that develops and commercializes transformative cancer-targeting therapies. It has pioneered a new modality called antibody drug conjugates (ADCs), which has been recognized as a major advance in cancer treatment. Recently, the company’s CEO and founder retired, which led to recent reports that the company may be an acquisition target by a large biopharmaceutical company, which supported the performance of Seagen shares.

Detractors from Performance

Financials and Industrials were among the sectors that detracted from relative performance. Regarding individual positions, Signature Bank; MGM Resorts International; Herc Holdings, Inc.; TaskUs, Inc. Class A; and Natera, Inc. were among the top detractors from absolute performance. Signature Bank provides business and personal banking products and services. Signature Bank offers deposit products, including commercial checking accounts, money market accounts, escrow deposit accounts and cash concentration accounts. The company also offers loan products, including commercial and industrial loans and real estate loans, among others. Over the past couple of years, Signature Bank has realized significant growth in deposits across many areas of the business. The company’s blockchain enabled “Signet” platform has been a particularly strong source of deposit growth due to its use by various institutional participants in the cryptocurrency ecosystem. Although Signature Bank owns no cryptocurrencies and is not reliant upon that industry for asset growth, its involvement in the space has resulted in the recent stock price weakness.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA Chief Investment Officer
Fred Alger Management, LLC

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. Specifically:

•	You may have to pay more money to trade the ETFs’ shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

•
The price you pay to buy ETF shares on an exchange may not match the value of the ETFs’ portfolios. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because they provide less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about the ETFs confidential, these ETFs may face less risk that other traders can predict or copy their investment strategies. This may improve the ETFs’ performance. If other traders are able to copy or predict the ETFs’ investment strategies, however, this may hurt the ETFs’ performance. For additional information regarding the unique attributes and risks of these ETFs, please refer to the prospectus.

The Funds are actively managed ETFs that do not seek to replicate the performance of specified indexes. The Funds do not provide daily disclosures of portfolio holdings, but instead provide verified intraday indicative values (“VIIVs”) calculated and disseminated every second throughout the trading day. The VIIVs are designed to be a highly correlated per share values of the underlying portfolios, but there is a risk that market prices of the Funds may vary significantly from their NAVs. The VIIV Calculation Methodology and historical daily comparisons of the Funds’ VIIVs to their NAVs are available on www. alger.com. The Funds’ trading on the basis of VIIVs may result in trade at wider bid/ask spreads than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Funds seek to benefit from keeping their portfolio information confidential, market participants may attempt to identify the Funds’ trading strategies, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Funds and their shareholders. The Funds’ shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks,

such as the potential lack of  an active market for the Funds’ shares, losses from trading   in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Funds. Any of these factors may cause the Funds’ shares to trade at premiums or discounts to NAVs. Creations and redemptions in the Funds occur through an agent called an “AP Representative” which is not obligated to engage in creations or redemptions. The Funds may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions, the Funds’ shares may trade at discount to their NAVs and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger 35 ETF and the Alger Mid Cap 40 ETF. This report is not authorized for distribution to prospective investors in either ETF unless preceded or accompanied by an effective prospectus for the applicable ETF. The ETFs’ returns represent the since inception return of the applicable ETFs’ share price and NAV returns. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in an ETF will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 223-3810.

The views and opinions of the ETFs’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There  is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in an ETF   or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in an ETF and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in an ETF. Please refer to the Schedule of Investments, which is included in this report, for a complete list of the ETFs’ holdings as of June 30, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by an ETF during the six-month fiscal period.

Risk Disclosure
Alger 35 ETF

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of  companies in related sectors, and may  be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Mid Cap 40 ETF

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the ETFs, please see the ETFs’ prospectuses.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Fund’s most recent month-end performance data, visit www. alger.com, call (800) 223-3810 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC. Listed on NYSE Arca, Inc.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined  by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	The price-to-book ratio is the ratio of a company’s market price to its book value.

•	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its EPS.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•
FactSet provides software and market data to financial professionals. FactSet is an independent source, which Alger believes to be a reliable source. Alger, however, makes no representation that it is complete or accurate.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

•
The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1000 companies in the Russell 3000 Index with higher price to book ratios and higher forecasted growth values.

•	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

•	The Russell 2000 Index is a small cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

•
The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology.

•
The Russell Microcap Growth Index consists of the smallest 1,000 securities in the Russell 2000 Growth Index, plus the next 1,000 smallest eligible securities based on a combination of their market capitalization and current index membership weight.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un- biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

ALGER 35 ETF
Fund Highlights Through June 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT

from 5/3/21 to 6/30/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger 35 ETF and the S&P 500 Index (an unmanaged index of common stocks) from May 3, 2021, the inception date of the Alger 35 ETF, through June 30, 2022. Figures for the Alger 35 ETF and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF
Fund Highlights Through June 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 5/3/2021
Alger 35 ETF – Net Asset Value (Inception 5/3/21)	(33.40)%	n/a	n/a	(25.95)%
Alger 35 ETF – Market Value (Inception 5/3/21)	(33.55)%	n/a	n/a	(26.04)%
S&P 500 Index	(10.62)%	n/a	n/a	(7.07)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER 35 ETF
Fund Highlights Through June 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT

from 2/26/21 to 6/30/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap 40 ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from February 26, 2021, the inception date of the Alger Mid Cap 40 ETF, through June 30, 2022. Figures for the Alger Mid Cap 40 ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap 40 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF
Fund Highlights Through June 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Alger Mid Cap 40 ETF – Net Asset Value (Inception 2/26/21)	(34.20)%	n/a	n/a	(25.13)%
Alger Mid Cap 40 ETF – Market Value (Inception 2/26/21)	(34.09)%	n/a	n/a	(24.43)%
Russell Midcap Growth Index	(29.57)%	n/a	n/a	(18.00)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

PORTFOLIO SUMMARY†
June 30, 2022 (Unaudited)

SECTORS/SECURITY TYPES	Alger 35 ETF	Alger Mid Cap 40 ETF
Communication Services	7.5%	6.2%
Consumer Discretionary	6.9	5.6
Consumer Staples	2.7	6.1
Energy	5.6	6.5
Financials	4.9	1.8
Healthcare	14.7	20.6
Industrials	4.6	16.8
Information Technology	34.8	22.8
Real Estate	4.6	0.0
Total Equity Securities	86.3	86.4
Short-Term Investments and Net Other Assets	13.7	13.6
	100.0%	100.0%

†	Based on net assets for each Fund.

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments (Unaudited) June 30, 2022

COMMON STOCKS—84.3%	SHARES	VALUE
AEROSPACE & DEFENSE—4.6%
HEICO Corp.	3,262	$427,713
APPLICATION SOFTWARE—4.1%
Datadog, Inc., Cl. A*	2,006	191,052
Procore Technologies, Inc.*	4,226	191,818
		382,870
BIOTECHNOLOGY—1.1%
Natera, Inc.*	2,848	100,933
CASINOS & GAMING—2.5%
MGM Resorts International	7,976	230,905
DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Block, Inc., Cl. A*	2,138	131,401
Marqeta, Inc., Cl. A*	13,890	112,648
		244,049
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.0%
908 Devices, Inc.*	13,788	283,895
FINANCIAL EXCHANGES & DATA—3.2%
S&P Global, Inc.	891	300,320
HEALTHCARE EQUIPMENT—1.8%
Intuitive Surgical, Inc.*	861	172,811
HEALTHCARE TECHNOLOGY—2.5%
Veeva Systems, Inc., Cl. A*	1,164	230,519
HYPERMARKETS & SUPER CENTERS—2.7%
Costco Wholesale Corp.	529	253,539
INTERACTIVE HOME ENTERTAINMENT—2.0%
Take-Two Interactive Software, Inc.*	1,545	189,309
INTERACTIVE MEDIA & SERVICES—2.0%
Alphabet, Inc., Cl. C*	87	190,308
INTERNET & DIRECT MARKETING RETAIL—4.4%
Amazon.com, Inc.*	3,910	415,281
LIFE SCIENCES TOOLS & SERVICES—1.7%
Bio-Techne Corp.	465	161,188
MOVIES & ENTERTAINMENT—3.5%
Live Nation Entertainment, Inc.*	3,941	325,448
OIL & GAS EQUIPMENT & SERVICES—2.3%
Baker Hughes Co., Cl. A	7,636	220,451
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Diamondback Energy, Inc.	2,532	306,752
PHARMACEUTICALS—7.6%
AstraZeneca PLC#	3,547	234,350
Catalent, Inc.*	2,297	246,445
Merck & Co., Inc.	2,558	233,213
		714,008
REAL ESTATE SERVICES—2.6%
FirstService Corp.	1,974	239,249
REGIONAL BANKS—1.7%
SVB Financial Group*	394	155,626

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments (Unaudited) June 30, 2022 (Continued)

COMMON STOCKS—84.3% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—5.5%
Applied Materials, Inc.	3,157	$287,224
SolarEdge Technologies, Inc.*	850	232,628
		519,852
SEMICONDUCTORS—2.7%
Advanced Micro Devices, Inc.*	3,299	252,275
SYSTEMS SOFTWARE—11.3%
Crowdstrike Holdings, Inc., Cl. A*	1,018	171,594
Microsoft Corp.	2,288	587,627
Palo Alto Networks, Inc.*	196	96,812
ServiceNow, Inc.*	421	200,194
		1,056,227
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.6%
Apple, Inc.	3,804	520,083
TOTAL COMMON STOCKS
(Cost $8,908,789)		7,893,611
REAL ESTATE INVESTMENT TRUST—2.0%	SHARES	VALUE
SPECIALIZED—2.0%
Crown Castle International Corp.	1,099	185,050
(Cost $212,622)		185,050
Total Investments
(Cost $9,121,411)	86.3%	$8,078,661
Unaffiliated Securities (Cost $9,121,411)		8,078,661
Other Assets in Excess of Liabilities	13.7%	1,278,555
NET ASSETS	100.0%	$9,357,216

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments (Unaudited) June 30, 2022

COMMON STOCKS—86.4%	SHARES	VALUE
AEROSPACE & DEFENSE—8.0%
HEICO Corp., Cl. A	12,404	$1,307,133
Mercury Systems, Inc.*	13,212	849,928
		2,157,061
APPLICATION SOFTWARE—7.4%
Atlassian Corp. PLC, Cl. A*	2,449	458,942
Datadog, Inc., Cl. A*	6,196	590,107
Everbridge, Inc.*	14,621	407,780
Five9, Inc.*	5,808	529,341
		1,986,170
AUTOMOTIVE RETAIL—1.1%
O'Reilly Automotive, Inc.*	490	309,562
BIOTECHNOLOGY—5.7%
Alkermes PLC*	21,696	646,324
Seagen, Inc.*	4,971	879,569
		1,525,893
BUILDING PRODUCTS—1.6%
Trex Co., Inc.*	8,043	437,700
CASINOS & GAMING—2.5%
MGM Resorts International	23,245	672,943
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
TaskUS, Inc., Cl. A*	15,265	257,368
ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
Generac Holdings, Inc.*	2,662	560,564
ENVIRONMENTAL & FACILITIES SERVICES—2.5%
Casella Waste Systems, Inc., Cl. A*	9,073	659,426
FOOD DISTRIBUTORS—2.7%
US Foods Holding Corp.*	23,483	720,458
FOOD RETAIL—2.0%
Grocery Outlet Holding Corp.*	12,502	532,960
HEALTHCARE DISTRIBUTORS—3.7%
McKesson Corp.	3,078	1,004,074
HEALTHCARE EQUIPMENT—1.2%
Cutera, Inc.*	8,797	329,888
HEALTHCARE FACILITIES—0.8%
Tenet Healthcare Corp.*	3,985	209,452
HEALTHCARE TECHNOLOGY—2.1%
Veeva Systems, Inc., Cl. A*	2,810	556,492
INTERACTIVE MEDIA & SERVICES—1.8%
ZoomInfo Technologies, Inc., Cl. A*	14,681	487,996
INTERNET SERVICES & INFRASTRUCTURE—4.6%
Okta, Inc., Cl. A*	5,267	476,137
VeriSign, Inc.*	4,572	765,033
		1,241,170
IT CONSULTING & OTHER SERVICES—1.0%
Globant SA*	1,603	278,922

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments (Unaudited) June 30, 2022 (Continued)

COMMON STOCKS—86.4% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—7.1%
Azenta, Inc.	10,901	$785,962
Bio-Techne Corp.	2,239	776,127
Maravai LifeSciences Holdings, Inc., Cl. A*	12,041	342,085
		1,904,174
MOVIES & ENTERTAINMENT—4.4%
Liberty Media Corp.-Liberty Formula One, Cl. C*	8,693	551,745
Live Nation Entertainment, Inc.*	7,579	625,874
		1,177,619
OIL & GAS EQUIPMENT & SERVICES—2.6%
Baker Hughes Co., Cl. A	24,627	710,982
OIL & GAS EXPLORATION & PRODUCTION—3.9%
Diamondback Energy, Inc.	8,650	1,047,948
PACKAGED FOODS & MEATS—1.4%
Sovos Brands, Inc.*	23,122	366,946
REGIONAL BANKS—1.8%
Signature Bank	2,715	486,555
SEMICONDUCTOR EQUIPMENT—2.3%
SolarEdge Technologies, Inc.*	2,244	614,138
SPECIALTY STORES—2.0%
Petco Health & Wellness Co., Inc., Cl. A*	37,066	546,353
SYSTEMS SOFTWARE—6.5%
Crowdstrike Holdings, Inc., Cl. A*	3,492	588,611
Palo Alto Networks, Inc.*	1,269	626,810
VMware, Inc., Cl. A	4,546	518,153
		1,733,574
TRADING COMPANIES & DISTRIBUTORS—2.6%
Herc Holdings, Inc.	4,880	439,932
WW Grainger, Inc.	556	252,663
		692,595
TOTAL COMMON STOCKS
(Cost $27,719,433)		23,208,983
Total Investments
(Cost $27,719,433)	86.4%	$23,208,983
Unaffiliated Securities (Cost $27,719,433)		23,208,983
Other Assets in Excess of Liabilities	13.6%	3,657,727
NET ASSETS	100.0%	$26,866,710

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	Alger 35 ETF	Alger Mid Cap 40 ETF
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$8,078,661	$23,208,983
Cash and cash equivalents	1,293,971	3,572,583
Receivable for shares of beneficial interest sold	—	804,375
Dividends and interest receivable	2,398	2,315
Receivable from Investment Manager	13,317	17,028
Prepaid expenses	6,637	6,967
Total Assets	9,394,984	27,612,251

LIABILITIES:
Payable for investment securities purchased	—	693,594
Accrued investment management fees	3,558	11,110
Accrued custodian fees	2,749	3,747
Accrued transfer agent fees	852	843
Accrued printing fees	1,493	3,363
Accrued professional fees	14,545	14,504
Accrued registration fees	719	831
Accrued fund accounting fees	10,355	10,678
Accrued external valuation specialist fees	3,100	5,050
Licensing fees	330	950
Accrued other expenses	67	871
Total Liabilities	37,768	745,541
NET ASSETS	$9,357,216	$26,866,710

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	13,063,343	42,389,531
Net (Loss)	(3,706,127)	(15,522,821)
NET ASSETS	$9,357,216	$26,866,710
* Identified cost	$9,121,411(a)	$27,719,433(b)

See Notes to Financial Statements.

(a)
At June 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $9,137,819, amounted to $1,059,158, which consisted of aggregate gross unrealized appreciation of $145,924 and aggregate gross unrealized depreciation of $1,205,082.

(b)
At June 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $27,904,583, amounted to $4,695,600, which consisted of aggregate gross unrealized appreciation of $294,329 and aggregate gross unrealized depreciation of $4,989,929.

THE ALGER ETF TRUST
Statements of Assets and Liabilities June 30, 2022 (Unaudited) (Continued)

	Alger 35 ETF	Alger Mid Cap 40 ETF
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	662,500	2,087,500
NET ASSET VALUE PER SHARE:	$14.12	$12.87

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Operations for the period ended June 30, 2022 (Unaudited)

	Alger 35 ETF	Alger Mid Cap 40 ETF
	For the Six Months Ended June 30, 2022	For the Six Months Ended June 30, 2022
INCOME:
Dividends	$36,797	$80,778
Interest	812	3,371
Total Income	37,609	84,149

EXPENSES:
Investment management fees — Note 3(a)	23,573	76,684
Custodian fees	7,741	11,844
Interest expenses	25	—
Transfer agent fees	2,552	2,712
Printing fees	3,971	6,138
Professional fees	12,094	24,596
Registration fees	308	308
Trustee fees — Note 3(c)	194	572
Fund accounting fees	31,399	40,236
External valuation specialist fees	3,927	4,711
Licensing fees	2,109	7,987
Other expenses	4,560	4,426
Total Expenses	92,453	180,214
Less, expense reimbursements/waivers — Note 3(a)	(63,581)	(88,193)
Net Expenses	28,872	92,021
NET INVESTMENT INCOME (LOSS)	8,737	(7,872)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on unaffiliated investments	(2,082,242)	(10,030,728)
Net realized gain on redemptions-in-kind	22,257	219,093
Net change in unrealized depreciation on unaffiliated investments	(2,008,408)	(3,994,708)
Net realized and unrealized loss on investments	(4,068,393)	(13,806,343)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,059,656)	$(13,814,215)

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets (Unaudited)

	Alger 35 ETF
	For the Six Months Ended June 30, 2022	From May 3, 2021 (commencement of operations) to December 31, 2021

Net investment income (loss)	$8,737	$(24,112)
Net realized loss on investments, in-kind redemptions	(2,059,985)	(519,424)
Net change in unrealized appreciation (depreciation) on investments	(2,008,408)	965,658
Net increase (decrease) in net assets resulting from operations	(4,059,656)	422,122

Increase (decrease) from shares of beneficial interest transactions — Note 6	(100,250)	12,995,000
Total increase (decrease)	(4,159,906)	13,417,122
Net Assets:
Beginning of period	13,517,122	100,000
END OF PERIOD	$9,357,216	$13,517,122

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap 40 ETF
	For the Six Months Ended June 30, 2022	From February 26, 2021 (commencement of operations) to December 31, 2021
Net investment loss	$(7,872)	$(108,940)
Net realized gain (loss) on investments, in-kind redemptions	(9,811,635)	1,079,838
Net change in unrealized depreciation on investments	(3,994,708)	(515,742)
Net increase (decrease) in net assets resulting from operations	(13,814,215)	455,156
Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	–	(2,070,606)
Increase from shares of beneficial interest transactions — Note 6	1,931,375	40,265,000
Total increase (decrease)	(11,882,840)	38,649,550
Net Assets:
Beginning of period	38,749,550	100,000
END OF PERIOD	$26,866,710	$38,749,550

See Notes to Financial Statements.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 ETF
	For the Six Months Ended 6/30/2022(i)	From 5/03/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.40	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(6.29)	0.44
Total from investment operations	(6.28)	0.40
Net asset value, end of period	$14.12	$20.40
Net asset value, Total return	(30.78)%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$9,357	$13,517
Ratio of gross expenses to average net assets	1.76%	1.85%
Ratio of expense reimbursements to average net assets	(1.21)%	(1.30)%
Ratio of net expenses to average net assets	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	0.17%	(0.28)%
Portfolio turnover rate(iii)	72.07%	99.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap 40 ETF
	For the Six Months Ended 6/30/2022(i)	From 2/26/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.00	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	–(iii)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.13)	1.15
Total from investment operations	(7.13)	1.07
Distributions from net realized gains	–	(1.07)
Net asset value, end of period	$12.87	$20.00
Net asset value, Total return	(35.65)%	5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$26,867	$38,750
Ratio of gross expenses to average net assets	1.18%	1.23%
Ratio of expense reimbursements to average net assets	(0.58)%	(0.63)%
Ratio of net expenses to average net assets	0.60%	0.60%
Ratio of net investment loss to average net assets	(0.05)%	(0.43)%
Portfolio turnover rate(iv)	168.45%	417.06%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a business trust under the laws of the Commonwealth of Massachusetts on March 24, 2020. The Alger 35 ETF and the Alger Mid Cap 40 ETF are each separate non-diversified series of  the Trust (each, a “Fund” and together, the “Funds”). The   Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests primarily in equity securities. Shares of each Fund are listed for trading on NYSE Arca, Inc.

NOTE 2 — Significant Accounting Policies:

(a)  Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of  the close of  the NYSE (normally 4:00
p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds with maturities of 60 days or less are valued at their amortized cost which does not take into account unrealized capital gains or losses and approximates market value.

Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value pursuant to procedures approved by the Board and described further herein.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC  820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs  that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair value determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While Committee meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, pricing comparisons between primary and secondary price sources, the outcome of  price challenges put to    the Funds’ pricing vendor, and variances between transactional prices and the previous day’s prices.

In December 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of Trustees with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Board to designate the Trust’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), to perform the Funds’ fair value determinations, which will be

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Trust, the Board, and the Investment Manager are currently in the process of implementing the requirements of Rule 2a-5 by the deadline.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a  trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d)  Lending of Fund Securities: The Funds may lend their securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectus. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities. The market value of the loaned securities is determined at the close of each business day of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the  next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2022.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(f)  In-Kind Redemptions: For financial reporting purposes, in-kind redemptions are treated  as sales of  securities resulting in realized capital gains or losses to the Funds. Because  such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

(g)  Federal Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax is required at the Fund level. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740  –  Income  Taxes  (“ASC  740”)  requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for three years. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Management Fees and Other Transactions with Affiliates:

(a) Investment Management Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Management Agreement with Alger Management, are payable monthly and computed based on the following annual rates based on a percentage of average daily net assets:

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Actual Rate
Alger 35 ETF	0.45%
Alger Mid Cap 40 ETF	0.50%

Alger Management has contractually agreed to waive fees or reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses) for the Funds through April 30, 2023, to the extent necessary to limit the total annual fund operating expenses from exceeding the rates, based on average daily net assets, listed below.

		FEES WAIVED / REIMBURSED FOR THE PERIOD ENDED
		JUNE 30, 2022
Alger 35 ETF	0.55%	$63,581
Alger Mid Cap 40 ETF	0.60%	$88,193

Alger Management may, during the term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to Alger Management if such repayment does not cause the Fund's expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund's current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended June 30, 2022, there were no recoupment payments made by the Funds to Alger Management.

(b) Brokerage Commissions: During the period ended June 30, 2022, Alger 35 ETF and Alger Mid Cap 40 ETF paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), commissions of $993 and $9,165, respectively, in connection with securities transactions.

(c) Trustee Fees: Effective January 1, 2022, each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)  Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under their investment restrictions, the Funds may lend uninvested cash in an amount up to 15% of their net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of June 30, 2022.

During the six months ended June 30, 2022, the Funds did not incur interfund loan interest expense.

(e)  Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the six months ended June 30, 2022.

(f)  Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At June 30, 2022, Alger Management and its affiliated entities owned 393,413 and 354,587 shares of Alger 35 ETF and Alger Mid Cap 40 ETF, respectively.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions of each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the six months ended June 30, 2022:

	PURCHASES	SALES
Alger 35 ETF	$7,677,538	$8,943,395
Alger Mid Cap 40 ETF	48,993,186	51,158,303

The following summarizes the securities in-kind transactions of each Fund for the period ended June 30, 2022. Alger 35 ETF and the Alger Mid Cap 40 ETF had realized gains on in-kind transactions of $22,257 and $219,093, respectively. Net gains (losses) on in-kind redemptions are not considered taxable for federal income tax purposes.

	PURCHASES	SALES
Alger 35 ETF	$1,410,214	$1,520,420
Alger Mid Cap 40 ETF	5,311,071	3,548,396

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short- term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the six months ended June 30, 2022 the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger 35 ETF	$2,361	2.16%

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the six months ended June 30, 2022, by each Fund was as follows:

HIGHEST BORROWING
Alger 35 ETF	$61,847

The Alger Mid Cap 40 ETF had no borrowings for the six months ended June 30, 2022. On September 7, 2021, BBH announced that it had entered into an agreement with State

Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The completion of the Transaction is subject to customary closing conditions and regulatory approvals. If the Transaction is finalized, it is expected that State Street will replace BBH as the Fund’s custodian. The timing for completion of the Transaction is not currently known.

NOTE 6 — Share Capital:

Each Fund offers and issues shares at its NAV per share only in aggregations of a specified number of  shares (a “Creation Unit”), generally in exchange for a designated portfolio    of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund’s NAV. Shares of each Fund are redeemable only in Creation Units, generally in exchange for Deposit Securities and a Cash Component. Creation Units are typically a specified number of shares, generally 12,500 or multiples thereof, for each Fund. All orders to purchase Creation Units must be placed by or through authorized participants (“APs”) who have entered into agreements with Alger LLC, a registered broker-dealer. Each AP will establish and maintain a confidential brokerage account with an agent (known as an AP Representative), for the benefit of the AP, in order to engage in in-kind creation and redemption activity with the Funds.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
	FOR THE SIX MONTHS ENDED JUNE 30, 2022		FOR THE PERIOD ENDED DECEMBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 ETF*
Shares sold**	87,500	$1,418,625	695,000	$13,777,625
Shares redeemed***	(87,500)	(1,518,875)	(37,500)	(782,625)
Net increase (decrease)	—	$(100,250)	657,500	$12,995,000

Alger Mid Cap 40 ETF****
Shares sold**	387,500	$5,926,500	2,145,000	$44,592,250
Shares redeemed***	(237,500)	(3,995,125)	(212,500)	(4,327,250)
Net increase	150,000	$1,931,375	1,932,500	$40,265,000

* Inception date May 3, 2021.
** Includes in-kind purchases as shown in Note 4.
*** Includes in-kind sales as shown in Note 4.
**** Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

At December 31, 2021, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of  securities and their respective fair value inputs are detailed in the Funds’ Schedules of Investments. Based upon the nature, characteristics, and risks associated with their investments as of June 30, 2022, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$705,065	$705,065	$—	$—
Consumer Discretionary	646,186	646,186	—	—
Consumer Staples	253,539	253,539	—	—
Energy	527,203	527,203	—	—
Financials	455,946	455,946	—	—
Healthcare	1,379,459	1,379,459	—	—
Industrials	427,713	427,713	—	—
Information Technology	3,259,251	3,259,251	—	—
Real Estate	239,249	239,249	—	—
TOTAL COMMON STOCKS	$7,893,611	$7,893,611	$—	$—

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Real Estate	$185,050	185,050	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$8,078,661	$8,078,661	$—	$—

Alger Mid Cap 40 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	1,665,615	1,665,615	—	—
Consumer Discretionary	1,528,858	1,528,858	—	—
Consumer Staples	1,620,364	1,620,364	—	—
Energy	1,758,930	1,758,930	—	—
Financials	486,555	486,555	—	—
Healthcare	5,529,973	5,529,973	—	—
Industrials	4,507,346	4,507,346	—	—
Information Technology	6,111,342	6,111,342	—	—
TOTAL COMMON STOCKS	$23,208,983	$23,208,983	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$23,208,983	$23,208,983	$—	$—

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of June 30, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents:
Alger 35 ETF	$1,293,971	$—	$1,293,971	$—
Alger Mid Cap 40 ETF	3,572,583	—	3,572,583	—

NOTE 9 — Risk Disclosures:

Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger.com. Because the Fund’s

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

trade on the basis of a VIIV, it may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify the Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/ or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by  the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war,  terrorism, pandemics, outbreaks   of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested  in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Each Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to June  30, 2022, through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares, if applicable; and ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2022 and ending June 30, 2022 and held for the entire period.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information  about  hypothetical account values and hypothetical expenses based on the actual expense ratio for the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares or deduction of insurance charges against assets or annuities. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Six Months Ended June 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2022(b)
Alger 35 ETF
Actual	$1,000.00	$692.20	$2.31	0.55%
Hypothetical(c)	1,000.00	1,022.07	2.76	0.55

Alger Mid Cap 40 ETF
Actual	$1,000.00	$643.50	$2.44	0.60%
Hypothetical(c)	1,000.00	1,021.82	3.01	0.60

(a) Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•   Purchase history and
•   Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred  Alger  Management,  LLC  and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•   Make deposits or withdrawals from your account or
•   Give us your contact information or
•   Provide account information or
•   Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 223-3810 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (with respect to Alger Mid Cap 40 ETF) and month-end top 5 holdings (with respect to Alger 35 ETF) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including AP Representatives, financial intermediaries and service providers who need access to this information in the performance of their services and are subject  to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top  ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.

THE ALGER ETF TRUST

100 Pearl Street, 27th Floor
New York, NY  10004
(800) 223-3810
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Custodian, Transfer Agent and Dividend Disbursing Agent

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger ETF Trust. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

ETFSAR

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b)
No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger ETF Trust

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	President
Date:	August 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	President
Date:	August 18, 2022

By:	/s/ Michael D. Martins
Name:	Michael D. Martins
Title:	Treasurer
Date:	August 18, 2022